P&G

Procter & Gamble Earnings Release: Q4 2013

August 1, 2013

Apr – Jun 2013 (Q4 FY 13) Business Results

Cascade
Pampers
Bounty
Luvs
Charmin
ULTRA STRONG
bounce
Dash
Prilosec
ARIEL
IAMS
WETJET

Apr – Jun 13 (Q4 FY 13) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
Organic sales growth was broad-based with all segments up 3% or more.
3%
2%
3%
3%
4%
AMJ 12
JAS 12
OND 12
JFM 13
AMJ 13

Apr – Jun 13 (Q4 FY 13) Results
% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
Global market share trends continue to improve with global value share at ~20%, roughly in-line with prior year.
AMJ 12
JAS 12
OND 12
JFM 13
AMJ 13

Market share data is value basis, constant currency.

Apr – Jun 13 (Q4 FY 13) Results

Core EPS Growth

Core EPS includes 320 basis points of productivity improvements and cost savings that were more than offset by mix, FX, innovation start-up costs and marketing investments.

15.0%
10.0%
5.0%
0.0%
-5.0%
0%
5%
12%
5%
-4%
AMJ 12
JAS 12
OND 12
JFM 13
AMJ 13

* History adjusted for Snacks moving to Discontinued Operations.

Fiscal Year 2013 Business Results

Cascade
Pampers
Luvs
Bounty
Charmin
ULTRA STRONG
bounce
Dash
Prilosec
ARIEL
Tide
IAMS
WETJET
DURACELL

FY 2013 Results
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
Organic sales growth of 3% - the mid-point of our initial guidance range of 2% to 4%.
3%
4%
3%
3%
FY 10
FY 11
FY 12
FY 13

FY 2013 Results
Core EPS Growth

Core EPS growth of 5% - above the high-end of our initial guidance range of -1% to +4%.

10%
8%
6%
4%
2%
0%
-2%
5%
7%
-1%
5%
FY 10
FY 11
FY 12
FY 13

* History adjusted for Snacks moving to Discontinued Operations.

FY 2013 Results
Non-Manufacturing Enrollment

	Non-Mfg Overhead
Net Role Changes as of June 30, 2012	(2,000)
Net Role Changes July-September, 2012	(1,300)
Net Role Changes October – December, 2012	(2,200)
Net Role Changes January – March, 2013	(750)
Net Role Changes April – June, 2013	(750)
Net Role Changes as of June 30, 2013	**(7,000)**
June 30, 2013 Target	(5,700)

1,300 reductions ahead of FY 13 goal

Results-To-Date
Non-Core Restructuring Spending

($MM Before Tax)	FY 12 Total Year	FY 13 JAS	FY 13 OND	FY 13 JFM	FY 13 AMJ	FY 13 Total Year
Cost of Goods Sold	$211	$100	$54	$50	$57	$261
SG&A	$510	$192	$101	$64	$7	$364
Total Non-Core Restructuring	$721	$292	$155	$114	$64	$625

Business Segments

Cascade
Pampers
Bounty
Luvs
Charmin
ULTRA
STRONG
bounce
Dash
Prilosec
ARIEL
IAMS
WETJET
ACE

Apr – Jun 13 (Q4 FY 13) Results

Beauty & Grooming

Beauty Segment

3%
4%
Organic Sales
Organic Volume

- Flat Pricing, -1% Mix
- Organic Volume: ↑ Mid-singles Developed, ↑ Low-singles Developing
- P&G global value share declined 0.3 points

Grooming Segment

4%
2%
Organic Sales
Organic Volume

- +2% Pricing, Flat Mix
- Organic Volume: ↓ Mid-singles Developed, ↑ High singles Developing
- P&G global value share increased 0.1 points

Apr – Jun 13 (Q4 FY 13) Results

Beauty & Grooming

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	+	++	+
Skin Care	-	-	-
Cosmetics	++	++	+
Personal Cleansing	++	++	++
Deodorants	++	++	++
Salon Professional	-	~=	-
Prestige	++	++	++
Blades & Razors	+	-	++
Braun & Appliances	-	-	-

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 5%.

Apr – Jun 13 (Q4 FY 13) Results
Global Beauty & Grooming Highlights

- Beauty segment sales were up led by sales growth in Prestige, Cosmetics, Personal Cleansing and Deodorants which represent about 40% of the segment.

- Hair Care volume increased in all regions with Pantene, Head & Shoulders and Rejoice all growing. New innovation in the U.S. continues to perform well with Vidal Sassoon Pro Series hair care value share at ~1.5% and with Pantene Expert Collection value share over 0.5%.

- Salon Professional volume declined as solid growth from the Nioxin expansion and Illumina color by Wella innovation were more than offset by market softness in Europe and increased levels of competition in North America.

- Prestige volume grew high single digits led by Fragrances which increased value share globally driven by new product launches on the Gucci, Escada, Dolce & Gabbana, Hugo Boss, Lacoste and James Bond lines.

- Skin Care volume declined. Solid performance on recent innovations in the U.S. and supply improvements have resulted in sales and market share improvement.

- Blades & Razors volume increased low single digits and value share was in-line with prior year. U.S. Male Blades & Razors value share was in-line with prior year, and Female Blades & Razors value share was up behind strong Venus disposable razor growth.

- Appliances organic shipments declined versus a very high base period in the prior year and due to high levels of competitive activity.

Apr – Jun 13 (Q4 FY 13) Results
Health Care Segment

7%
4%
Organic Sales
Organic Volume

- +1% Pricing, +2% Mix
- Organic Volume: ↑ Mid-singles Developed, ↑ Low-singles Developing
- P&G global value market share increased 0.1 points

Apr – Jun 13 (Q4 FY 13) Results

Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	++	++	++
Feminine Care	+	+	~=
Personal Health Care	~=	~=	~=

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 5%.

Apr – Jun 13 (Q4 FY 13) Results
Global Health Care Highlights

- Oral Care shipments increased high single digits, and value share grew nearly 0.5 points, with 4 out of 5 regions growing volume and share driven by successful expansions and in-store executions.

- Feminine Care volume was up low single digits as North America Feminine Care shipments growing high single digits behind recent value and equity building interventions were partially offset by challenges in China.

- Personal Health Care organic shipments were in-line with year ago. North America Personal Health Care volume increased mid single digits with growth from the New Chapter vitamins business and the Vicks brand while Central and Eastern Europe, Middle East and Africa Personal Health Care shipments were down primarily due to a high base period from the Vicks expansion into Russia and Poland last year.

Apr – Jun 13 (Q4 FY 13) Results

Household Care

Fabric & Home Care Segment

5%
6%
Organic Sales
Organic Volume

- Flat Pricing, -1% Mix
- Organic Volume: ↑ Mid-Singles Developed, ↑ High-singles Developing
- P&G global value share declined 0.2 points

Baby & Family Segment

4%
4%
Organic Sales
Organic Volume

- Flat Pricing, Flat Mix
- Organic Volume: ↑ Mid-singles Developed, ↑ Mid-singles Developing
- P&G global value share increased 0.1 points

Apr – Jun 13 (Q4 FY 13) Results

Household Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	++	++	++
Home Care	++	++	++
Batteries	++	~=	++
P&G Professional	++	++	++
Baby Care	~=	~=	+
Family Care	++	++	++
Pet Care	-	-	-

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 5%.

Apr – Jun 13 (Q4 FY 13) Results
Global Household Care Highlights

- Fabric Care volume was up high single digits with all regions growing. Western Europe volume increased high single digits largely due to promotional and price investments in the U.K., Germany and Italy, the Ariel Pods expansion and Fabric Enhancer expansion in Italy.

- Home Care shipments grew mid-single digits, with all regions up and 4 of 5 regions holding or growing value share. Growth in U.S. Home Care was strong with volume and value share up behind Dish Care where there is continued momentum from the pricing adjustments made in February 2012 and a solid start to the Cascade Platinum launch.

- Batteries volume grew mid-single digits mainly due to initial shipments from new customer contracts and strong growth in developing markets.

- Pet Care shipments were down largely because of the Natura product recall in the U.S.

- Baby Care volume increased low single digits, and value share was in-line with year ago. Western Europe Baby Care shipments and value share increased driven by share gains in the UK, France and Spain as Kimberly Clark stops diaper sales in these markets.

- Family Care volume was up high single digits and value share grew nearly 1 point in the U.S. behind the Charmin DuraClean and Bounty Trap & Lock innovations, value interventions, and strong customer support in advance of the July 4th holiday.

FY 2014 Guidance

Cascade
Pampers
Luvs
Bounty
Charmin
ULTRA STRONG
bounce
Dash
Prilosec
ARIEL
IAMS
WETJET
DURACELL
ACE

FY 2014 – Focus Areas to Improve Performance

1. Establish **value creation** for consumers and share owners as clear priority

2. Strengthen and accelerate **productivity** and cost savings efforts

3. Improve **operating discipline**

4. Make **strategic investments** in innovation and go to market capabilities.

FY 2014 Guidance
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
Organic sales growth forecast at 3% to 4% - bracketing underlying market growth of ~3.5%.
4%
3%
3%
3% to 4%
FY 11
FY 12
FY 13
FY 14E

FY 2014 Guidance
Core EPS Growth

Core EPS growth of 5% to 7% - equal to prior year growth at the low-end of the range and back to our long-term model at the high-end.

10%
8%
6%
4%
2%
0%
-2%
7%
-1%
5%
5% to 7%
FY 11
FY 12
FY 13
FY 14E

* History adjusted for Snacks moving to Discontinued Operations.

FY 2014 Guidance
Macro Assumptions Included in Guidance

Global Market Growth	~3.5%
Foreign Exchange*	-2 points Top-line -6 points Bottom-line
Commodities*	Slight headwind vs. year ago
Core Effective Tax Rate	~ In-line with year ago

* Based on mid-July spot rates

FY 2014 Guidance
NOT Included in Guidance

- Further strengthening of the dollar from mid-July spot rates

- Significant devaluation or revaluation of the Venezuelan Bolivar

- Major changes in market growth rates

- Adverse policy changes including major changes in tax policy, import or currency restrictions, or additional price controls

FY 2014 Guidance

Cash Generation and Usage Assumptions

Free Cash Flow Productivity:	~ 90%
Capital Spending, % Sales:	4% to 5 %
Dividends:	~$6.5B
Share Repurchase:	$5-7B

FY 2014 Guidance
Returning Value to Shareholders

	FY 13	FY 14 E
Dividends	$6.5B	~$6.5B
Share Repurchase	$6.0B	$5-7B
Value to Shareholders	$12.5B	~$11.5-12.5B
Shareholder Yield, % of market cap	5.5%	~5.5%

In FY 13, P&G returned to shareholders 110% of net earnings & 115% of free cash flow.

Shareholder Yield is calculated based on market cap of the last day of each Fiscal Year. FY 13 Estimate is based on Market Cap of $220B

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely results," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including, but not limited to, product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange, import authorization or pricing controls, such as Venezuela, China, India and Argentina); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain the positive reputation of our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's August 1, 2013 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 2 through 3
3.	Core Operating Profit Margin – page 4
4.	Core Gross Margin – page 4
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 5
6.	Core Effective Tax Rate – page 5
7.	Free Cash Flow – page 5
8.	Free Cash Flow Productivity / Adjusted Free Cash Flow Productivity – page 6

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
AMJ 2012	-1%	4%	0%	3%
JAS 2012	-4%	6%	0%	2%
OND 2012	2%	1%	0%	3%
JFM 2013	2%	1%	0%	3%
FY 2013	1%	2%	0%	3%
FY 2014 (Estimate)	1% to 2%	2%	0%	3% to 4%
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%
FY 2012	3%	0%	0%	3%
Developing
FY 2013	4%	4%	0%	8%

AMJ 2013	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	1%	2%	0%	3%
Grooming	-1%	3%	2%	4%
Health Care	6%	2%	-1%	7%
Fabric Care and Home Care	3%	2%	0%	5%
Baby Care and Family Care	2%	2%	0%	4%
Total P&G	2%	2%	0%	4%

United States	7%	0%	0%	7%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes FY 2013 holding gain on the buyout of our Iberian joint venture, FY 2013 and 2012 charges related to incremental restructuring due to increased focus on productivity and cost savings, FY 2013 charge from the balance sheet impact of the Venezuela devaluation, charges in FY’s 2013, 2012, 2011 and 2010 related to European legal matters, FY 2013 and 2012 impairment charges for goodwill and indefinite lived intangible assets, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, and incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2013	FY 2012	FY 2011	FY 2010	FY 2009
Diluted Net Earnings Per Share - Continuing Operations	$3.86	$3.12	$3.85	$3.47	$3.35
Impairment Charges	$0.10	$0.51	-	-	-
Settlement from U.S. Tax Litigation	-	-	($0.08)	-	-
Charges for European legal matters	$0.05	$0.03	$0.10	$0.09	-
Taxation of retiree healthcare subsidy	-	-	-	$0.05	-
Incremental restructuring	$0.18	$0.20	-	-	$0.09
Gain on buyout of Iberian JV	($0.21)	-	-	-	-
Venezuela balance sheet devaluation impacts	$0.08	-	-	-	-
Rounding Impacts	($0.01)	($0.01)	-	-	($0.01)
Core EPS	$4.05	$3.85	$3.87	$3.61	$3.43
Core EPS Growth	5%	-1%	7%	5%

Quarter / Period Data:
	AMJ 13	AMJ 12
Diluted Net Earnings Per Share-Continuing Operations	$0.64	$0.74
Charges for European legal matters	$0.04	-
Impairment charges	$0.10	-
Incremental restructuring	$0.02	$0.08
Rounding impacts	($0.01)	-
Core EPS	$0.79	$0.82
Core EPS Growth	-4%

	JFM 13	JFM 12
Diluted Net Earnings Per Share	$0.88	$0.82
Snacks results of operations – Discontinued Operations	-	$(0.01)
Diluted Net Earnings Per Share-Continuing Operations	$0.88	$0.81
Venezuela balance sheet devaluation impacts	$0.08	-
Impairment charges	-	$0.01
Incremental restructuring	$0.03	$0.12
Core EPS	$0.99	$0.94
Core EPS Growth	5%

	OND 12	OND 11
Diluted Net Earnings Per Share-Continuing Operations	$1.39	$0.56
Impairment charges	-	$0.50
Charges for European legal matters	-	$0.02
Gain on buyout of Iberian JV	($0.21)	-
Incremental restructuring	$0.05	$0.01
Rounding	($0.01)	-
Core EPS	$1.22	$1.09
Core EPS Growth	12%

	JAS 12	JAS 11
Diluted Net Earnings Per Share-Continuing Operations	$0.96	$1.01
Incremental restructuring	$0.09	-
Charges for European Legal Matters	$0.01	-
Core EPS	$1.06	$1.01
Core EPS Growth	5%

	AMJ 12	AMJ 11
Diluted Net Earnings Per Share	$1.24	$0.84
Gain from snacks divestiture	($0.48)	-
Snacks results of operations – Discontinued Operations	($0.02)	($0.02)
Diluted Net EPS - Continuing Operations	$0.74	$0.82
Incremental restructuring	$0.08	-
Core EPS	$0.82	$0.82
Core EPS Growth	0%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Core Operating Profit Margin:
This is a measure of the Company’s operating margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings, the current year charges for European legal matters and the current year impairment charges for goodwill and indefinite lived intangible assets:

	AMJ 13	AMJ 12
Operating Margin	12.7%	15.2%
Incremental restructuring	0.3%	1.2%
Charges for European legal matters	0.5%	-
Impairment charges	1.5%	-
Rounding	0.1%	-
Core Operating Margin	15.1%	16.4%
Basis point change	-130

4. Core Gross Margin:
This is a measure of the Company’s gross margin adjusted for the current year charges related to incremental restructuring due to increased focus on productivity and cost savings:

	AMJ 13	AMJ 12
Gross Margin	47.5%	48.1%
Incremental restructuring	0.3%	0.5%
Rounding	(0.1%)	-
Core Gross Margin	47.7%	48.6%
Basis point change	-90

	FY 13	FY 12
Gross Margin	49.6%	49.3%
Incremental restructuring	0.3%	0.3%
Core Gross Margin	49.9%	49.6%
Basis point change	30

5. Core SG&A as a % of Net Sales:
This is a measure of the Company’s SG&A as a % of Net Sales adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings, the current year charge from the balance sheet impact of the Venezuela devaluation and the current and prior year charges for European legal matters:

	AMJ 13	AMJ 12
SG&A as a % Net Sales	33.2%	32.9%
Incremental restructuring	-	(0.7%)
Charges for European legal matters	(0.5%)	-
Rounding	(0.1%)	-
Core SG&A as a % Net Sales	32.6%	32.2%
Basis point change	40

	FY 13	FY 12
SG&A as a % Net Sales	32.0%	31.5%
Incremental restructuring	(0.4%)	(0.6%)
Venezuela balance sheet devaluation impacts	(0.4%)	-
Charges for European legal matters	(0.2%)	(0.1%)
Rounding	-	0.1%
Core SG&A as a % Net Sales	31.0%	30.9%
Basis point change	10

6. Core Effective Tax Rate:
This is a measure of the Company’s effective tax rate adjusted for the current charges related to incremental restructuring due to increased focus on productivity and cost savings, the current year charges for European legal matters and the current year impairment charges for goodwill and indefinite lived intangible assets:

AMJ 2013
Effective Tax Rate	25.0%
Tax impact of charges for European legal matters	-1.0%
Tax impact of incremental restructuring	0.2%
Tax impact of impairment charges	-2.0%
Rounding	0.1%
Core Effective Tax Rate	22.3%

7. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
AMJ 2013	$4,392	($1,582)	$2,810
FY 2013	$14,873	($4,008)	$10,865

8. Free Cash Flow Productivity / Adjusted Free Cash Flow Productivity:
Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  Adjusted free cash flow productivity is defined as the ratio of free cash flow to net earnings excluding the gains from major divestitures and impairment charges.  Given the size of these gains and the impairment charges, as well as our view that they are not part of our sustainable results, we have excluded these from our calculation.    We believe this provides a better perspective of our underlying liquidity trends.  The Company’s long-term target is to generate free cash flow at or above 90 percent of net earnings.  We view free cash flow productivity and adjusted free cash flow productivity as important measures because they are factors in determining the amount of cash available for dividends and discretionary investment.  Free cash flow productivity and adjusted free cash flow productivity are also measures used to evaluate senior management and are factors in determining their at-risk compensation.  The reconciliation of free cash flow productivity and adjusted free cash flow productivity is provided below (amounts in millions):

	Free Cash Flow	Net Earnings	Gain on buyout of Iberian JV	Impairment Charges	Net Earnings excluding Gain and Impairment	Adjusted Free Cash Flow Productivity
FY 2013	$10,865	$11,402	$623	($290)	$11,069	98%

	Free Cash Flow	Net Earnings	Free Cash Flow Productivity
FY 2013	$10,865	$11,402	95%